                                                                    EXHIBIT 10.6

                               WARNING TO PLEDGOR

THIS IS AN IMPORTANT DOCUMENT. YOU SHOULD TAKE INDEPENDENT LEGAL ADVICE BEFORE SIGNING AND SIGN ONLY IF YOU WANT TO BE LEGALLY BOUND. IF YOU SIGN AND THE PLEDGEE IS NOT PAID YOU MAY LOSE THE ASSETS PLEDGED. YOUR LIABILITY UNDER THIS DOCUMENT IS LIMITED TO THE VALUE OF THE ASSETS PLEDGED.

                              DATED 4th AUGUST 2004

                             ADVENTURE HOLDINGS S.A.

                                      -TO-

                                CORNER BANCA S.A.

                                 DEED OF PLEDGE
                                  OF SHARES IN
                               ADVENTURE TWO S.A.

                                    CONTENTS

                                                               PAGE
                                                               ----
1   Definitions and Interpretation..........................      3

2   Assignment and Pledge...................................      6

3   Pledgee's Powers........................................      7

4   Ancillary Provisions....................................      9

5   Receiver................................................     10

6   Power of Attorney.......................................     11

7   Partial invalidity......................................     11

8   Further Assurance.......................................     12

9   Waiver of Rights as Surety..............................     12

10  Miscellaneous...........................................     13

11  Discharge of Security...................................     14

12  Notices.................................................     14

13  Counterparts............................................     14

14  Law and Jurisdiction....................................     14

Appendix A: Letter of Resignation...........................     17

Appendix B: Letter of Authority.............................     18

DEED OF PLEDGE

DATED: 4th AUGUST 2004

BY:

(1) ADVENTURE HOLDINGS S.A., a company incorporated under the laws of the Marshall Islands, having its registered office at Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands MH96960 ("THE PLEDGOR")

IN FAVOUR OF:

(2) CORNER BANCA S.A. a company duly incorporated under the laws of Switzerland having its registered address at Via Canova 16, 6900 Lugano, Switzerland ("THE PLEDGEE").

WHEREAS:-

(A) The Pledgee has agreed to lend to Adventure Two S.A., a company incorporated under to the laws of the Republic of the Marshall Islands ("THE BORROWER"), an amount not exceeding Five Million United States Dollars (US$5,000,000) ("THE LOAN") on the terms and subject to the conditions set out in a loan agreement dated 21st May 2004 made between the Borrower (as borrower) and the Pledgee (as lender) ("THE LOAN AGREEMENT").

(B) Pursuant to the Loan Agreement, and as a condition precedent to the obligation of the Pledgee to make the Loan available to the Borrower, the Borrower has, amongst other things, agreed to procure that all the issued share capital of the Borrower be pledged to the Pledgee as security for the payment of the Indebtedness.

(C) At the date of this Deed the Borrower has an authorised share capital of 500 bearer shares without par value, all of which have been issued and are fully paid and all of which are legally and beneficially owned by the Pledgor.

THIS DEED WITNESSES as follows:-

1     DEFINITIONS AND INTERPRETATION

      1.1   In this Deed:-

            "PLEDGE DOCUMENTS" means:-

            (a)   all certificates in respect of the Initial Shares;

            (b) an undated letter of resignation signed by each of the directors of the Borrower materially in the form set out in Appendix A, together with a letter of authority to complete the same materially in the form set out in Appendix B; and

            (c)   any unissued share or stock certificates of the Borrower.

            "PLEDGED SECURITIES" means:-

            (a)   the Initial Shares;

            (b)   the Further Shares;

            (c) all dividends, interest or other distributions paid or payable or made on or in respect of the Initial Shares or the Further Shares at any time and from time to time during the Loan Period;

            (d) all stocks, shares, rights, money or property accruing or offered by way of redemption, bonus, preference, option or otherwise to or in respect of the Initial Shares or the Further Shares at any time and from time to time during the Loan Period; and

            (e) all allotments, accretions, offers, rights, benefits and other advantages and all other consensual rights accruing, offered or arising in respect of the Initial Shares or the Further Shares at any time and from time to time during the Loan Period.

            "DEFAULT RATE" means interest at the rate calculated in accordance with Clause 1 (d) of the Loan Agreement.

            "DOLLARS" and "$" each means available and freely transferable and convertible funds in lawful currency of the United States of America.

            "ENCUMBRANCE" means a mortgage, charge, assignment, pledge, lien or other security interest securing any obligation of any person or any other agreement or arrangement having a similar effect.

            "EVENT OF DEFAULT" means any of the events set out in clause 4 of the Loan Agreement.

            "FURTHER SHARES" means any further shares in the Borrower at any time and from time to time during the Loan Period issued to the Pledgor, whether in addition to or in exchange or substitution for or replacement of any of the Initial Shares.

            "INDEBTEDNESS" means the aggregate from time to time of the amount of the Loan outstanding; all accrued and unpaid interest on the Loan; all other sums of any nature (together with all accrued and unpaid interest on any of those sums) payable to the Pledgee under the Security Documents; any damages payable as a result of any breach by any of the Security Parties of any of the Security Documents; and any damages or other sums payable as a result of any of the obligations of any of the Security Parties under or pursuant to any of the Security Documents being disclaimed by a liquidator or any other person.

            "INITIAL SHARES" means the shares in the Borrower owned by the Pledgor and referred to in Recital (C).

            "LOAN PERIOD" means the period while any amount due under the Loan Agreement is outstanding.

            "SECURITY PARTIES" means the Borrower and any other party to any of the Security Documents (other than the Pledgee).

      1.2 Unless otherwise specified in this Deed, or unless the context otherwise requires, all words and expressions defined in the Loan Agreement shall have the same meaning when used in this Deed.

      1.3   In this Deed:-

            1.3.1 words denoting the plural number include the singular and vice versa;

            1.3.2 words denoting persons include corporations, partnerships, associations of persons (whether incorporated or not) or governmental or quasi-governmental bodies or authorities and vice versa;

            1.3.3 references to Clauses are references to clauses of this Deed;

            1.3.4 references to this Deed include the recitals to this Deed;

            1.3.5 the headings and contents page(s) are for the purpose of reference only, have no legal or other significance, and shall be ignored in the interpretation of this Deed;

            1.3.6 reference to any document (including, without limitation, to any of the Security Documents) are, unless the context otherwise requires, references to that document as amended, supplemented, novated or replaced from time to time;

            1.3.7 references to statutes or provisions of statutes are references to those statutes, or those provisions, as from time to time amended, replaced or re-enacted;

            1.3.8 references to the Pledgee include its successors, transferees and assignees.

2     ASSIGNMENT AND PLEDGE

      2.1 In order to secure the payment of the Indebtedness and the observance and performance by the Pledger of all its obligations under or arising out of the Security Documents the Pledgor with full title guarantee assigns and pledges to the Pledgee the Pledged Securities and all other rights, titles and interests of the Pledgor in and to all certificates in respect of the Pledged Securities and all voting and other consensual powers pertaining to the Pledged Securities.

      2.2 The Pledgor covenants that it is, and will throughout the Loan Period be, solely and beneficially entitled to all rights in relation to the Pledged Securities, subject only to the rights created in favour of the Pledgee by the Security Documents.

      2.3 The Pledgor will procure that (unless the Pledgee shall agree otherwise in writing and then only subject to such terms and conditions as the Pledgee may impose) the Borrower shall issue no further shares or other rights of any nature which would constitute Pledged Securities.

      2.4 The Pledgor warrants that it has not disposed of, nor created or permitted any Encumbrance or other third party right to arise or exist on or over, any of the Pledged Securities and covenants that it will not dispose of or deal with nor create or permit any Encumbrance or other third party right to arise or exist on or over any of the Pledged Securities.

      2.5 The Pledgor will not exercise any voting or consensual or preferential rights attaching to the Pledged Securities in a manner which contravenes the provisions of the Security Documents or which is otherwise inconsistent with the interests of the Pledgee.

      2.6 The Pledger will duly and punctually observe and perform all obligations imposed on it in relation to the Pledged Securities.

      2.7 The Pledgor will forthwith deliver or cause to be delivered to the Pledgee the Pledge Documents and will immediately on the appointment of any further director of the Borrower (whether by way of addition or substitution) cause that director to sign and deliver to the Pledgee an undated letter of resignation and a letter of authority materially in the forms set out in Appendices A and B.

      2.8 The security constituted by this Deed shall be continuing and shall not be satisfied by any intermediate payment or satisfaction until the Indebtedness shall have been paid in full and the Pledgee shall be under no further actual or contingent liability to any third party in relation to any matter referred to in the Security Documents. The security constituted by this Deed shall be in addition to any other security now or in the future held by the Pledgee for or in respect of the Indebtedness, and shall not merge with or prejudice or be prejudiced by any such security or any other contractual or legal rights of the Pledgee nor be affected by any irregularity, defect or informality or by any release, exchange or variation of any such security.

3     PLEDGEE'S POWERS

      3.1 If an Event of Default shall occur, and the Pledgee shall demand payment of all or any part of the Indebtedness, the security constituted by this Deed shall become immediately enforceable and the Pledgee shall be entitled to exercise all or any of the rights, powers, discretions and remedies vested in the Pledgee by this Clause without any requirement for any court order or declaration that an Event of Default has occurred. The Pledgee's right to exercise those rights, powers, discretions and remedies shall be in addition to and without prejudice to all other rights, powers, discretions and remedies to which it may be entitled, whether by statute or otherwise.

      3.2 In the circumstances described in Clause 3.1, the Pledgee shall be entitled (but not obliged) without notice to the Pledgor to:-

            3.2.1 give notice to the Borrower of the assignment of all voting and other consensual powers contained in Clause 2.1; and/or

            3.2.2 exercise without reference to the Pledgor all rights and powers pertaining to all or any part of the Pledged Securities in such manner as the Pledgee may in its discretion determine; and/or

            3.2.3 complete, enforce and put into effect any undated letter of resignation of any director of the Borrower and appoint new directors and/or officers; and/or

            3.2.4 receive and retain all dividends and other distributions made in respect of all or any part of the Pledged Securities and apply them in or towards satisfaction, or by way of retention on account, of the Indebtedness; and/or

            3.2.5 sell all or any part of the Pledged Securities by public auction or private sale on such terms and conditions (including as to price) as the Pledgee may in its discretion determine (the Pledgee being authorised to purchase any Pledged Securities on its own behalf) and, at the Pledgee's discretion, to apply the proceeds of such sale (after deduction of all expenses incurred by the Pledgee in relation to the sale) towards satisfaction or reduction, or by way of retention on account, of the Indebtedness.

      3.3 Following the occurrence of the circumstances described in Clause 3.1, the Pledgor shall procure that all dividends and other distributions in respect of any of the Pledged Securities shall be paid to the Pledgee, and shall procure that all benefits
            (including, without limitation, all allotments, rights and property accruing at any time in respect of the Pledged Securities by way of redemption, bonus, preference, option or otherwise) shall accrue to the Pledgee, the Pledgee being entitled at its discretion to appropriate and apply the same towards satisfaction or reduction, or by way of retention on account, of the Indebtedness. The Pledgor undertakes that if, despite this Deed, it receives any payment or other benefit in respect of any of the Pledged Securities following the occurrence of the circumstances described in Clause 3.1, it will immediately notify the Pledgee, will hold the amount or benefit received on trust for the Pledgee, and will pay that amount or transfer that benefit to or to the order of the Pledgee on the Pledgee's first written demand.

      3.4   Prior to the occurrence of the circumstances described in Clause
            3.1:-

            3.4.1 the Pledgor shall be entitled to exercise all rights and powers relating to the Pledged Securities for all purposes not inconsistent with the terms of this Deed; and

            3.4.2 the Pledgor shall be entitled to receive and retain all dividends and other distributions in respect of the Pledged Securities; and

            3.4.3 the Pledgee shall not complete or otherwise attempt to enforce any undated letter of resignation of any of the directors [or officers] of the Borrower.

4     ANCILLARY PROVISIONS

      4.1 Any purchaser from the Pledgee of all or any part of the Pledged Securities shall take those Pledged Securities free of any claim or right of any third party (including, without limitation, any right of redemption of the Pledgor which the Pledgor by its execution of this Deed expressly waives).

      4.2 The Pledgor will do or permit to be done everything which the Pledgee may from time to time require to be done for the purpose of enforcing the Pledgee's rights under this Deed, and will allow its name to be used as and when required by the Pledgee for that purpose.

      4.3 The Pledgor undertakes to reimburse the Pledgee on demand for all sums which the Pledgee may from time to time pay or become liable for in or about the protection, maintenance or enforcement of the rights created in favour of the Pledgee by this Deed or in or about the exercise by the Pledgee of any of the powers vested in it under or pursuant to this Deed, together in each case with interest at the Default Rate from the date when those sums were paid by the Pledgee until the date of actual receipt, before or after any relevant judgment, and to keep the Pledgee fully and effectually indemnified from and against all actions, losses, claims, proceedings, costs, demands and liabilities which the Pledgee may suffer or incur under or in connection with the Pledged Securities.

      4.4 No failure to exercise, nor any delay in exercising, on the part of the Pledgee, any right or remedy under this Deed shall operate as a waiver, nor shall any single or partial exercise of any right or remedy prevent any further or other exercise or the exercise of any other right or remedy. The rights and remedies provided in this Deed are cumulative and not exclusive of any rights or remedies provided by law.

      4.5 The Pledgee may at any time and from time to time delegate to any person all or any of its rights, powers, discretions and remedies pursuant to this Deed on such terms as the Pledgee may consider appropriate (including the power to sub-delegate).

      4.6 Neither the Pledgee nor any agent or employee of the Pledgee shall be liable for any losses which may be incurred in or about the exercise of any of the rights, powers, discretions or remedies of the Pledgee under or pursuant to this Deed.

5     RECEIVER

      5.1 At any time after the occurrence and during the continuation of an Event of Default the Pledgee may (but shall not be obliged to) appoint any person to be receiver and/or manager of the Pledged Securities.

      5.2 The appointment of a receiver and/or manager by the Pledgee may be made in writing under the hand of any authorised signatory of the Pledgee.

      5.3 The Pledgee shall have the power to authorise any joint receiver and/or manager to exercise any or all of his powers independently of any other joint receiver and/or manager.

      5.4 The Pledgee may at any time and from time to time remove any receiver and/or manager from office and appoint a replacement.

      5.5 The Pledgee shall have the power from time to time to fix the remuneration of any receiver and/or manager on the basis of charging from time to time adopted by him or his firm and any receiver and/or manager shall not be limited to any maximum amount or rate specified by law.

      5.6 Any receiver and/or manager appointed pursuant to this Clause shall be the agent of the Pledgor and the Pledgor shall be solely responsible for his acts and defaults and for the payment of his remuneration.

      5.7 Without limitation, any receiver and/or manager shall have power on behalf of the Pledgor (and at the Pledgor's expense) to do or omit to do anything which the Pledgor could do or omit to do in relation to the Pledged Securities and may exercise all or any of the rights, powers, discretions and remedies conferred on the Pledgee by the Security Documents or at law.

      5.8 No receiver and/or manager shall be liable as mortgagee in possession to account or be liable for any loss on realisation of, or any default of any nature in connection with, the Pledged Securities or the exercise of any of the rights, powers, discretions and remedies vested in the receiver and/or manager by virtue of the Security Documents or at law.

6     POWER OF ATTORNEY

      6.1 The Pledgor by way of security irrevocably appoints the Pledgee and any receiver and/or manager appointed by the Pledgee severally to be its attorney (with unlimited power of substitution and delegation) with power (in the name of the Pledgor or otherwise) to do all acts that the Pledgor could do in relation to the Pledged Securities, including, without limitation, to give a good receipt for any purchase price.

      6.2 The Pledgee agrees that it will not exercise any of its powers as attorney of the Pledgor unless an Event of Default shall have occurred, but the exercise of any such powers by the Pledgee shall not put any person dealing with the Pledgee on enquiry as to whether an Event of Default has occurred and any such person shall not be affected by notice that no Event of Default has in fact occurred.

      6.3 The exercise by the Pledgee or by any receiver and/or manager of any of their powers as attorney of the Pledgor shall be conclusive evidence of their right to do so.

7     PARTIAL INVALIDITY

      If, at any time, any provision of this Deed is or becomes illegal, invalid or unenforceable in any respect under any law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions nor the legality, validity or enforceability of such provision under the law of any other jurisdiction will in any way be affected or impaired.

8     FURTHER ASSURANCE

      The Pledgor agrees that from time to time on the written request of the Pledgee it will immediately execute and deliver to the Pledgee all further documents which the Pledgee may require for the purpose of obtaining the full benefits of this Deed.

9     WAIVER OF RIGHTS AS SURETY

      9.1 The rights of the Pledgee under this Deed, the security constituted by this Deed and the warranties, covenants and obligations of the Pledgor contained in this Deed shall not in any way be discharged, impaired or otherwise affected by:-

            9.1.1 any forbearance (whether as to payment or otherwise) or any time or other indulgence granted to any of the other Security Parties under or in connection with any of the Security Documents;

            9.1.2 any amendment, variation, novation or replacement of any of the other Security Documents;

            9.1.3 any failure of any of the Security Documents to be legal, valid, binding and enforceable in relation to any of the other Security Parties for any reason;

            9.1.4 the winding-up or dissolution of any of the other Security
                  Parties;

            9.1.5 the release (whether in whole or in part) of, or the entering into of any compromise or composition with, any of the other Security Parties; or

            9.1.6 any other act, omission, thing or circumstance which would or might, but for this provision, operate to discharge, impair or otherwise affect the same.

      9.2 Until the Indebtedness has been unconditionally and irrevocably paid and discharged in full, the Pledgor shall not by virtue of any payment made under this Deed on account of the Indebtedness or by virtue of any enforcement by the Pledgee of its rights under, or the security constituted by, this Deed or by virtue of any relationship between or transaction involving, the Pledgor and any of the other Security Parties:-

            9.2.1 exercise any rights of subrogation in relation to any rights, security or moneys held or received or receivable by the Pledgee or any other person; or

            9.2.2 exercise any right of contribution from any of the other
                  Security Parties under any of the Security Documents; or

            9.2.3 exercise any right of set-off or counterclaim against any of the other Security Parties; or

            9.2.4 receive, claim or have the benefit of any payment,
                  distribution, security or indemnity from any of the other Security Parties; or

            9.2.5 unless so directed by the Pledgee (when the Pledgor will prove in accordance with such directions), claim as a creditor of any of the other Security Parties in competition with the Pledgee and the Pledgor shall hold in trust for the Pledgee and forthwith pay or transfer (as appropriate) to the Pledgee any such payment (including an amount equal to any such set-off), distribution or benefit of such security, indemnity or claim in fact received by it.

10    MISCELLANEOUS

      10.1 In the event of there being any conflict between this Deed and the Loan Agreement, the Loan Agreement shall prevail.

      10.2 All the covenants and agreements of the Pledgor in this Deed shall bind the Pledgor and its successors and permitted assignees and shall inure to the benefit of the Pledgee and its successors, transferees and assignees.

      10.3 The representations and warranties on the part of the Pledgor contained in this Deed shall survive the execution of this Deed.

      10.4 The rights of the Pledgee under this Deed shall not be affected by any change in the constitution of the Pledgor or by the liquidation, bankruptcy or insolvency of the Pledgor.

      10.5 No variation or amendment of this Deed shall be valid unless in writing and signed on behalf of the Pledgor and the Pledgee.

      10.6 A person who is not a party to this Deed has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce or to enjoy the benefit of any term of this Deed.

11    DISCHARGE OF SECURITY

      Following the expiry of the Loan Period the Pledgee will, at the cost of and on the request of the Pledgor, execute and deliver to the Pledgor a discharge of this Deed and redeliver the Pledge Documents to or to the order of the Pledgor.

12    NOTICES

      The provisions of clause 15 of the first preferred mortgage over the Marshall Islands motor vessel "Free Destiny" to be granted by the Borrower in favour of the Pledgee (the "Mortgage") shall (mutatis mutandis) apply to this Deed as if it were set out in full with references to this Deed substituted for references to the Mortgage and with references to the Pledgor substituted for references to the Borrower.

13    COUNTERPARTS

      This Deed may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Deed.

14    LAW AND JURISDICTION

      14.1 This Deed shall in all respects be governed by and interpreted in accordance with Swiss law.

      14.2 For the exclusive benefit of the Pledgee, the Pledgor irrevocably agrees that the courts of Switzerland are to have jurisdiction to settle any disputes which may arise out of or in connection with this Deed and that any proceedings may be brought in those courts.

      14.3 Nothing contained in this Clause shall limit the right of the Pledgee to commence any proceedings against the Pledgor in any other court of competent jurisdiction nor shall the commencement of any proceedings against the Pledgor in one or more jurisdictions preclude the commencement of any proceedings in any other jurisdiction, whether concurrently or not.

      14.4 The Pledgor irrevocably waives any objection which it may now or in the future have to the laying of the venue of any proceedings in any court referred to in this Clause and any claim that those proceedings have been brought in an inconvenient or inappropriate forum, and irrevocably agrees that a judgment in any proceedings commenced in any such court shall be conclusive and binding on it and may be enforced in the courts of any other jurisdiction.

      14.5 Without prejudice to any other mode of service allowed under any relevant law, the Pledgor:

            14.5.1 irrevocably appoints [         ] as its agent for service of
                   process in relation to any proceedings before the Swiss courts; and

            14.5.2 agrees that failure by a process agent to notify the Pledgor of the process will not invalidate the proceedings concerned.

IN WITNESS of which this Deed has been duly executed and delivered the day and year first before written

SIGNED SEALED and DELIVERED             )
as a DEED                               )
by ADVENTURE HOLDINGS S.A.              )
acting by                               )
GEORGE D. GOURDOMICHALIS                )   /s/ George D. Gourdomichalis
its duly authorised attorney in fact    )   ----------------------------
                                        )
in the presence of:-                    )

SIGNED SEALED and DELIVERED             )
as a DEED                               )
by CORNER BANCA S.A.                    )   /s/ Gianfederico Guastala
acting by                               )   -----------------------------
                                        )   Gianfederico Guastala
its duly authorised                     )
                                        )
in the presence of:-                    )

                        APPENDIX A: LETTER OF RESIGNATION

To:   The Secretary
      Adventure Two S.A.
      Trust Company Complex,
      Ajeltake Road
      Ajeltake Island
      Majuro, Marshall Islands MH96960

      and to whomsoever else it may concern

                                                       Date:

Dear Sirs

I,                               , hereby resign as Director/                 of
Adventure Two S.A. ("the Company") and confirm that I have no claim against the Company, whether for remuneration, loss of office or otherwise.

Yours faithfully

________________________________

Director/

                         APPENDIX B: LETTER OF AUTHORITY

To:   Corner Banca S.A.
      Via Canova 16,
      6900 Lugano

                                                       Date:

Dear Sirs

ADVENTURE TWO S.A. ("the Borrower")

I, the undersigned, refer to the pledge of shares in the Borrower dated 4th August 2004 made in your favour by Adventure Holdings S.A. (the "Shares Pledge") and confirm that you are hereby authorised to complete, by dating the same at any time after an Event of Default has occurred and you have demanded payment of all or any part of the indebtedness under a loan agreement dated 21st May 2004
with the Borrowers, the undated letter of resignation as Director/            of
the Borrower executed by me and delivered to you pursuant to Clause 2.7 of the Shares Pledge.

For the purposes of this letter, all capitalised terms shall have the meanings ascribed to them in the Shares Pledge.

Yours faithfully,

_________________________________

NO. OF CERTIFICATE                                                 NO. OF SHARES
        1                                                               62.5

                               ADVENTURE TWO S.A.
    Organized under the Laws of the Marshall Islands pursuant to the Marshall Islands Association Law of 1990 by Articles of Incorporation filed in the
   Office of the Registrar of of Companies in Majuro, Marshall Islands on 5th
                                  February 2004
    CAPITAL AUTHORISED FIVE HUNDRED (500) REGISTERED SHARES WITHOUT PAR VALUE

                This is to certify that the Bearer is entitled to

                               SIXTY TWO AND 1/2

  fully paid and non-assessable Shares of the Capital Stock of the above-named
           Corporation transferable by delivery of this certificate.

   In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this 6th day of February 2004.


/s/ Ion Varouxakis      /s/ Efstathios G. Gourdomichalis      /s/ Sotirios G. Varouxakis     /s/ George D. Gourdomichalis
--------------------------------------------------------      ------------------------------------------------------------
Secretary                                      Treasurer      Vice President                                     President


NO. OF CERTIFICATE                                                 NO. OF SHARES
        2                                                               62.5

                               ADVENTURE TWO S.A.
    Organized under the Laws of the Marshall Islands pursuant to the Marshall Islands Association Law of 1990 by Articles of Incorporation filed in the
   Office of the Registrar of of Companies in Majuro, Marshall Islands on 5th
                                  February 2004
    CAPITAL AUTHORISED FIVE HUNDRED (500) REGISTERED SHARES WITHOUT PAR VALUE

                This is to certify that the Bearer is entitled to

                               SIXTY TWO AND 1/2

  fully paid and non-assessable Shares of the Capital Stock of the above-named
           Corporation transferable by delivery of this certificate.

   In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this 6th day of February 2004.


/s/ Ion Varouxakis      /s/ Efstathios G. Gourdomichalis      /s/ Sotirios G. Varouxakis     /s/ George D. Gourdomichalis
--------------------------------------------------------      ------------------------------------------------------------
Secretary                                      Treasurer      Vice President                                     President


NO. OF CERTIFICATE                                                 NO. OF SHARES
        3                                                               62.5

                               ADVENTURE TWO S.A.
    Organized under the Laws of the Marshall Islands pursuant to the Marshall Islands Association Law of 1990 by Articles of Incorporation filed in the
   Office of the Registrar of of Companies in Majuro, Marshall Islands on 5th
                                  February 2004
    CAPITAL AUTHORISED FIVE HUNDRED (500) REGISTERED SHARES WITHOUT PAR VALUE

                This is to certify that the Bearer is entitled to

                               SIXTY TWO AND 1/2

  fully paid and non-assessable Shares of the Capital Stock of the above-named
           Corporation transferable by delivery of this certificate.

   In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this 6th day of February 2004.



/s/ Ion Varouxakis      /s/ Efstathios G. Gourdomichalis      /s/ Sotirios G. Varouxakis     /s/ George D. Gourdomichalis
--------------------------------------------------------      ------------------------------------------------------------
Secretary                                      Treasurer      Vice President                                     President


NO. OF CERTIFICATE                                                 NO. OF SHARES
        4                                                               62.5

                               ADVENTURE TWO S.A.
    Organized under the Laws of the Marshall Islands pursuant to the Marshall Islands Association Law of 1990 by Articles of Incorporation filed in the
   Office of the Registrar of of Companies in Majuro, Marshall Islands on 5th
                                  February 2004
    CAPITAL AUTHORISED FIVE HUNDRED (500) REGISTERED SHARES WITHOUT PAR VALUE

                This is to certify that the Bearer is entitled to

                               SIXTY TWO AND 1/2

  fully paid and non-assessable Shares of the Capital Stock of the above-named
           Corporation transferable by delivery of this certificate.

   In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this 6th day of February 2004.



/s/ Ion Varouxakis      /s/ Efstathios G. Gourdomichalis      /s/ Sotirios G. Varouxakis     /s/ George D. Gourdomichalis
--------------------------------------------------------      ------------------------------------------------------------
Secretary                                      Treasurer      Vice President                                     President


NO. OF CERTIFICATE                                                 NO. OF SHARES
        5                                                              31.25

                               ADVENTURE TWO S.A.
    Organized under the Laws of the Marshall Islands pursuant to the Marshall Islands Association Law of 1990 by Articles of Incorporation filed in the
   Office of the Registrar of of Companies in Majuro, Marshall Islands on 5th
                                  February 2004
    CAPITAL AUTHORISED FIVE HUNDRED (500) REGISTERED SHARES WITHOUT PAR VALUE

                This is to certify that the Bearer is entitled to

                               THIRTY ONE AND 1/4

  fully paid and non-assessable Shares of the Capital Stock of the above-named
           Corporation transferable by delivery of this certificate.

   In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this 6th day of February 2004.



/s/ Ion Varouxakis      /s/ Efstathios G. Gourdomichalis      /s/ Sotirios G. Varouxakis     /s/ George D. Gourdomichalis
--------------------------------------------------------      ------------------------------------------------------------
Secretary                                      Treasurer      Vice President                                     President


NO. OF CERTIFICATE                                                 NO. OF SHARES
        6                                                              31.25

                               ADVENTURE TWO S.A.
    Organized under the Laws of the Marshall Islands pursuant to the Marshall Islands Association Law of 1990 by Articles of Incorporation filed in the
   Office of the Registrar of of Companies in Majuro, Marshall Islands on 5th
                                  February 2004
    CAPITAL AUTHORISED FIVE HUNDRED (500) REGISTERED SHARES WITHOUT PAR VALUE

                This is to certify that the Bearer is entitled to

                               THIRTY ONE AND 1/4

  fully paid and non-assessable Shares of the Capital Stock of the above-named
           Corporation transferable by delivery of this certificate.

   In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this 6th day of February 2004.


/s/ Ion Varouxakis      /s/ Efstathios G. Gourdomichalis      /s/ Sotirios G. Varouxakis     /s/ George D. Gourdomichalis
--------------------------------------------------------      ------------------------------------------------------------
Secretary                                      Treasurer      Vice President                                     President


NO. OF CERTIFICATE                                                 NO. OF SHARES
        7                                                              31.25

                               ADVENTURE TWO S.A.
    Organized under the Laws of the Marshall Islands pursuant to the Marshall Islands Association Law of 1990 by Articles of Incorporation filed in the
   Office of the Registrar of of Companies in Majuro, Marshall Islands on 5th
                                  February 2004
    CAPITAL AUTHORISED FIVE HUNDRED (500) REGISTERED SHARES WITHOUT PAR VALUE

                This is to certify that the Bearer is entitled to

                               THIRTY ONE AND 1/4

  fully paid and non-assessable Shares of the Capital Stock of the above-named
           Corporation transferable by delivery of this certificate.

   In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this 6th day of February 2004.


/s/ Ion Varouxakis      /s/ Efstathios G. Gourdomichalis      /s/ Sotirios G. Varouxakis     /s/ George D. Gourdomichalis
--------------------------------------------------------      ------------------------------------------------------------
Secretary                                      Treasurer      Vice President                                     President


NO. OF CERTIFICATE                                                 NO. OF SHARES
        8                                                              31.25

                               ADVENTURE TWO S.A.
    Organized under the Laws of the Marshall Islands pursuant to the Marshall Islands Association Law of 1990 by Articles of Incorporation filed in the
   Office of the Registrar of of Companies in Majuro, Marshall Islands on 5th
                                  February 2004
    CAPITAL AUTHORISED FIVE HUNDRED (500) REGISTERED SHARES WITHOUT PAR VALUE

                This is to certify that the Bearer is entitled to

                               THIRTY ONE AND 1/4

  fully paid and non-assessable Shares of the Capital Stock of the above-named
           Corporation transferable by delivery of this certificate.

   In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this 6th day of February 2004.


/s/ Ion Varouxakis      /s/ Efstathios G. Gourdomichalis      /s/ Sotirios G. Varouxakis     /s/ George D. Gourdomichalis
--------------------------------------------------------      ------------------------------------------------------------
Secretary                                      Treasurer      Vice President                                     President


NO. OF CERTIFICATE                                                 NO. OF SHARES
        9                                                              31.25

                               ADVENTURE TWO S.A.
    Organized under the Laws of the Marshall Islands pursuant to the Marshall Islands Association Law of 1990 by Articles of Incorporation filed in the
   Office of the Registrar of of Companies in Majuro, Marshall Islands on 5th
                                  February 2004
    CAPITAL AUTHORISED FIVE HUNDRED (500) REGISTERED SHARES WITHOUT PAR VALUE

                This is to certify that the Bearer is entitled to

                               THIRTY ONE AND 1/4

  fully paid and non-assessable Shares of the Capital Stock of the above-named
           Corporation transferable by delivery of this certificate.

   In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this 6th day of February 2004.


/s/ Ion Varouxakis      /s/ Efstathios G. Gourdomichalis      /s/ Sotirios G. Varouxakis     /s/ George D. Gourdomichalis
--------------------------------------------------------      ------------------------------------------------------------
Secretary                                      Treasurer      Vice President                                     President


NO. OF CERTIFICATE                                               NO. OF SHARES
        10                                                            31.25

                               ADVENTURE TWO S.A.
    Organized under the Laws of the Marshall Islands pursuant to the Marshall
      Islands Association Law of 1990 by Articles of Incorporation filed in the Office of the Registrar of of Companies in Majuro, Marshall Islands on 5th
                                  February 2004
   CAPITAL AUTHORISED FIVE HUNDRED (500) REGISTERED SHARES WITHOUT PAR VALUE

                This is to certify that the Bearer is entitled to

                               THIRTY ONE AND 1/4

          fully paid and non-assessable Shares of the Capital Stock of the above-named Corporation transferable by delivery of this certificate.

     In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed
                         this 6th day of February 2004.


/s/ Ion Varouxakis      /s/ Efstathios G. Gourdomichalis      /s/ Sotirios G. Varouxakis     /s/ George D. Gourdomichalis
--------------------------------------------------------      ------------------------------------------------------------
Secretary                                      Treasurer      Vice President                                     President


No. of Certificate                                               No. of Shares
        11                                                           31.25

                               ADVENTURE TWO S.A.
    Organized under the Laws of the Marshall Islands pursuant to the Marshall
      Islands Association Law of 1990 by Articles of Incorporation filed in the Office of the Registrar of Companies in Majuro, Marshall Islands on 5th
                                  February 2004
 CAPITAL AUTHORISED FIVE HUNDRED (500) REGISTERED SHARES WITHOUT PAR VALUE

                This is to certify that the Bearer is entitled to

                               THIRTY ONE AND 1/4

          fully paid and non-assessable Shares of the Capital Stock of the above-named Corporation transferable by delivery of this certificate.

     In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed
                         this 6th day of February 2004.


/s/ Ion Varouxakis      /s/ Efstathios G. Gourdomichalis      /s/ Sotirios G. Varouxakis     /s/ George D. Gourdomichalis
--------------------------------------------------------      ------------------------------------------------------------
Secretary                                      Treasurer      Vice President                                     President


No. of Certificate                                               No. of Shares
        12                                                           31.25

                               ADVENTURE TWO S.A.
    Organized under the Laws of the Marshall Islands pursuant to the Marshall
      Islands Association Law of 1990 by Articles of Incorporation filed in the Office of the Registrar of Companies in Majuro, Marshall Islands on 5th
                                  February 2004
CAPITAL AUTHORISED FIVE HUNDRED (500) REGISTERED SHARES WITHOUT PAR VALUE

                This is to certify that the Bearer is entitled to

                               THIRTY ONE AND 1/4

          fully paid and non-assessable Shares of the Capital Stock of the above-named Corporation transferable by delivery of this certificate.

     In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed
                         this 6th day of February 2004.


/s/ Ion Varouxakis      /s/ Efstathios G. Gourdomichalis      /s/ Sotirios G. Varouxakis     /s/ George D. Gourdomichalis
--------------------------------------------------------      ------------------------------------------------------------
Secretary                                      Treasurer      Vice President                                     President
